Exhibit 99.1

UNAUDITED as of 10/25/2004

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions.

Prices Used Are Internally Generated and Compiled 10/25/04

Valuation

Asset Category	Market Value	As a Percent of Mortgage Assets	As a Percent of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$566,081,717	26.47%	24.91%
CMO Floaters (Monthly Resetting)	$255,209,730	11.93%	11.23%
Adjustable Rate Mortgage Backed Securities	$852,187,377	39.85%	37.50%
Hybrid Adjustable Rate Mortgage Backed Securities	$393,235,945	18.39%	17.31%
Balloon Maturity Mortgage Backed Securities	$71,957,395	3.36%	3.17%
Total: Mortgage Assets	$2,138,672,165	100.00%

Cash (As of 10/25/2004)	$131,667,134		5.79%
P&I Receivables (As of 10/25/2004)	$1,967,772		0.09%
Total: All Assets	$2,272,307,071		100.00%

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.63%	n/a	n/a	n/a	20-Oct-34	298
CMO Floaters (Monthly Resetting)	2.36%	7.93%	None	0.39	25-May-34	328
Adjustable Rate Mortgage Backed Securities *	3.44%	10.48%	1.54%	4.79	1-Mar-42	343
Hybrid Adjustable Rate Mortgage Backed Securities	4.64%	10.45%	1.47%	30.71	1-Oct-34	350
Balloon Maturity Mortgage Backed Securities	4.08%	n/a	n/a	n/a	1-Feb-11	63

Total: Mortgage Assets	4.40%	—	—	—	1-Mar-42	321

* Note - 39.6% ($337.4 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps

Agency	Market Value	As a Percentage of Mortgage Assets	Qualifying Assets	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$1,369,928,844	64.06%	Whole Pool	$1,418,558,048	66.33%
Freddie Mac	$447,435,119	20.92%	Non Whole Pool	$720,114,117	33.67%
Ginnie Mae	$321,308,202	15.02%	Total Portfolio	$2,138,672,165	100.00%
Total Portfolio	$2,138,672,165	100.00%

Portfolio Price and Duration

Weighted Average Purchase Price	$103.28
Weighted Average Current Price	$103.17
Modeled Effective Duration as of 10/25/04	0.600

Prepayment Speeds

On October  7, 2004 Prepayment Speeds were released for paydowns occurring in September 2004. The numbers below reflect that data.

Asset Category	Weighted Average Prepayment Speeds (CPR’s released on 10/07/04)
Fixed Rate Mortgage Backed Securities	23.15
CMO Floaters	20.14
Adjustable Rate Mortgage Backed Securities	18.94
Hybrid Adjustable Rate Mortgage Backed Securities	21.78
Balloon Maturity Mortgage Backed Securities	15.24
Total: Mortgage Assets	20.45

Adjustable Rate Assets	Internally Generated Market Value As of 10/25/2004	% of Asset Class	% of Total Mortgage Assets
One Month Libor	$39,002,172	4.58%	1.82%
Moving Treasury Average	$25,762,809	3.02%	1.20%
Cost Of Funds Index	$62,964,504	7.39%	2.94%
Six Month LIBOR	$286,684,268	33.64%	13.40%
Six Month CD Rate	$4,568,481	0.54%	0.21%
One Year LIBOR	$89,759,175	10.53%	4.20%
One Year CMT	$339,485,943	39.84%	15.87%
National Mortgage Contract Rate	$3,960,025	0.46%	0.19%

Total ARM	$852,187,377	100.00%	39.85%

CMO Floaters (Monthly Resetting)
Short Stable	$41,884,556	16.41%	1.96%
Pass-Through	$42,238,561	16.55%	1.97%
Locked Out	$171,086,613	67.04%	8.00%

Total CMO	$255,209,730	100.00%	11.93%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 24 Months to First Reset	$62,896,971	15.99%	2.94%
25 - 36 Months to First Reset	$69,895,736	17.77%	3.27%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$132,792,707	33.77%	6.21%

Agency Alt-A Hybrid ARMs
13 - 24 Months to First Reset	$35,063,726	8.92%	1.64%
25 - 36 Months to First Reset	$49,845,779	12.68%	2.33%
37 - 60 Months to First Reset	$22,149,167	5.63%	1.04%
Total	$107,058,672	27.23%	5.01%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$153,384,566	39.01%	7.17%
Total	$153,384,566	39.01%	7.17%
Total Hybrid	$393,235,945	100.00%	18.39%

Balloons
3.5 - 4.5 Years to Balloon Date	$13,805,507	19.19%	0.65%
4.5 - 5.5 Years to Balloon Date	$39,577,095	55.00%	1.85%
5.5 - 6.5 Years to Balloon Date	$18,574,793	25.81%	0.87%
Total Balloon	$71,957,395	100.00%	3.36%

Fixed Rate Assets
15year $85,000 Maximum Loan Size	$79,482,179	50.95%	3.72%
15year $110,000 Maximum Loan Size	$6,208,782	3.98%	0.29%
15yr 100% Investor Property	$1,230,848	0.79%	0.06%
15yr 100% FNMA Expanded Approval Level 3	$2,313,836	1.48%	0.11%
15yr 100% Alt-A	$48,192,732	30.89%	2.25%
15yr Other	$16,312,977	10.46%	0.76%
10yr Other	$2,250,706	1.44%	0.11%
Total 10 and 15 Year Collateral	$155,992,061	100.00%	7.29%

30year $85,000 Maximum Loan Size	$168,743,157	41.15%	7.89%
30year $110,000 Maximum Loan Size	$38,168,192	9.31%	1.78%
30yr 100% Investor Property	$12,492,212	3.05%	0.58%
30yr 100% FNMA Expanded Approval Level 3	$95,795,882	23.36%	4.48%
30yr 100% Alt-A	$72,811,752	17.76%	3.40%
30yr Geography Specific (NY, FL, VT, TX)	$4,520,209	1.10%	0.21%
30yr 100% GNMA Builder Buydown Program	$3,607,702	0.88%	0.17%
30yr Other	$13,950,550	3.40%	0.65%
Total 30 Year Collateral	$410,089,657	100.00%	19.17%

Total Fixed Rate Collateral	$566,081,717		26.47%

Grand Total (All Mortgage Assets)	$2,138,672,165		100.00%

Bimini Mortgage Management Repo Information as of 10/25/04

Repo Counter- Party	Dollar Amount of Borrowings	Weightd Average Maturity	Longest Maturity
Deutsche Bank	$443,032,000.00	130	10/25/2005
Nomura	$338,880,821.00	165	10/20/2005
UBS Securities	$331,207,000.00	76	7/12/2005
Bank of America	$216,001,000.00	98	7/11/2005
Goldman Sachs	$101,848,665.79	54	4/27/2005
Daiwa Secs	$97,763,000.00	15	11/15/2004
Merrill Lynch	$83,561,000.00	239	7/22/2005
Countrywide Secs	$83,444,000.00	71	6/1/2005
Morgan Stanley	$81,932,000.00	131	4/12/2005
Bear Stearns	$80,203,000.00	142	4/27/2005
JP Morgan Secs	$62,822,000.00	48	6/15/2005
Lehman Bros	$23,129,786.00	149	4/12/2005
Total	$1,943,824,272.79	114	10/25/2005

Asset Class	Dollar Amount of Borrowings	Weightd Average Net Repo Rate	Weighted Average Maturity	Longest Maturity
Fixed Rate	$573,293,528.39	1.60	95	10/25/2005
Adjst Rate MBS	$875,163,744.40	1.91	121	10/25/2005
Hybrids Adj Rate	$209,821,000.00	2.13	261	10/25/2005
CMO Floating Rate	$210,957,000.00	1.85	23	11/26/2004
Balloon Maturity	$74,589,000.00	1.38	14	11/19/2004
Total	$1,943,824,272.79	1.82	114	10/25/2005